UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2009

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor, Salt Lake City, Utah	84133
(Address of Principal Executive Office)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ZIONS BANCORPORATION HAS FILED A REGISTRATION STATEMENT (REGISTRATION STATEMENT NO. 333-158319, INCLUDING A PROSPECTUS) WITH THE SEC FOR OUR COMMON STOCK OFFERING. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS DATED MARCH 31, 2009 CONTAINED IN THAT REGISTRATION STATEMENT, THE PROSPECTUS SUPPLEMENT DATED JUNE 1, 2009 AND OTHER DOCUMENTS ZIONS BANCORPORATION HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT ZIONS BANCORPORATION AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AND OTHER DOCUMENTS ZIONS BANCORPORATION HAS FILED FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, ZIONS BANCORPORATION, ANY UNDERWRITER OR DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AND OTHER DOCUMENTS ZIONS BANCORPORATION HAS FILED WITH THE SEC IF YOU REQUEST IT BY CALLING TOLL FREE (866) 471–2526.

ITEM 7.01.	REGULATION FD DISCLOSURE

On June 1, 2009, Zions Bancorporation (the “Company”) initiated three actions designed to modify and enhance capital. A conference call to discuss these actions will be held at 4:00 p.m. EDT on June 1, 2009. Interested parties may participate by calling (800) 884-5695, or (617) 786-2960 for international participants, participant code 87438617. A link to the webcast of the call and slides accompanying the presentation will be available at www.zionsbancorporation.com.

ITEM 8.01.	OTHER EVENTS

On June 1, 2009, the Company initiated three actions designed to modify and enhance capital. A conference call to discuss these actions will be held at 4:00 p.m. EDT on June 1, 2009. Interested parties may participate by calling (800) 884-5695, or (617) 786-2960 for international participants, participant code 87438617. A link to the webcast of the call and slides accompanying the presentation will be available at www.zionsbancorporation.com.

The Company entered into an equity distribution agreement (the “Agreement”) with Goldman, Sachs & Co. (“Goldman Sachs”), pursuant to which the Company may offer and sell through or to Goldman Sachs, from time to time, shares of the Company’s common stock, without par value (the “Common Stock”), with an aggregate sales price of up to $250,000,000 (the “Shares”). Sales of the Common Stock, if any, will be made by means of ordinary brokers’ transactions on the Nasdaq Global Select Market or otherwise at market prices or to Goldman Sachs for resale at a price to be agreed upon by the Company and Goldman Sachs. To the extent the Company chooses to sell any Shares through the program, Goldman Sachs will receive from the Company commissions equal to 2% of the gross sales price per Share for the first $100,000,000 of any Shares sold through it as the Company’s sales agent under the Agreement and 1.50% of the gross sales price per Share for amounts sold pursuant to the Agreement in excess of such $100,000,000.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (No. 333-158319) (the “Registration Statement”) previously filed by the Company with the Securities and Exchange Commission (the “Commission”).

The Agreement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

This Current Report on Form 8–K does not constitute an offer to sell or a solicitation of an offer to buy any Common Stock. The Registration Statement relating to the Common Stock has been filed with the Commission and is effective. Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained when available by contacting Goldman Sachs, Attention: Prospectus Department, 85 Broad Street, New York, New York 10004, telephone: (866) 471–2526, facsimile: (212) 902–9316 or by emailing

prospectus–ny@ny.email.gs.com or by visiting EDGAR on the Commission’s website at www.sec.gov.

The Company also commenced a modified “Dutch auction” tender offer for up to 4,000,000 depositary shares each representing a 1/40th ownership interest in a share of its Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”) at a price not less than $10.00 nor greater than $11.50 for each validly tendered and accepted depositary share. Each depositary share represents $25 liquidation preference of a share of Series A Preferred Stock. The closing price of the depositary shares on May 29, 2009 was $11.10 per depositary share. Unless extended or terminated, the tender offer will expire at 11:59 p.m. on June 26, 2009. Goldman Sachs is acting as exclusive dealer manager with respect to the tender offer. Persons with questions regarding the tender offer should contact Goldman Sachs at 800-828-3182 (toll free) or 212-357-4692 (collect).

This Current Report on Form 8–K does not constitute an offer to purchase nor a solicitation of an offer to sell depositary shares. The offer is made solely by the Offer to Purchase, dated June 1, 2009 (the “Offer to Purchase”), and the related Letter of Transmittal, copies of which may be obtained without charge from the information agent for the tender offer, D.F. King & Co., Inc., who may be reached toll free at (800) 901-0068 or by banks, brokers or foreign holders at (212) 269-5550. The Offer to Purchase and other related documents have been or will be filed with the Commission on Schedule TO and may be obtained for free by visiting EDGAR on the Commission’s website at www.sec.gov. The tender offer is subject to the satisfaction of certain conditions. Holders of depositary shares are urged to read the Offer to Purchase and the related Letter of Transmittal because they include important information.

The Company intends to use proceeds from the sale of Shares to fund the purchase of the depositary shares which are validly tendered and accepted in the tender offer. Any remaining proceeds from the sale of Common Stock will be used for general corporate purposes.

Finally, the Company plans on commencing today an offer to exchange for each $1,000 principal amount of each of its three outstanding series of subordinated notes, $1,000 principal amount of corresponding newly issued series of subordinated notes. Following the completion of the exchange offer, the Company plans to enter into a supplemental indenture that will modify the terms of any outstanding notes not validly tendered and accepted in the exchange offer to permit such outstanding notes to be converted into 40 depositary shares each representing a 1/40th ownership interest in a share of either, at the option of the holder, the Company’s Series A Preferred Stock or the Company’s 9.50% Series C Non-Cumulative Perpetual Preferred Stock. The newly issued series of subordinated notes will not contain this conversion feature. Each newly issued series of subordinated notes will be identical to the corresponding series of outstanding subordinated notes except for the conversion feature described above.

This Current Report on Form 8–K does not constitute an offer to exchange the Company’s subordinated notes. The exchange offer is being conducted in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended. As a result, the exchange of the outstanding subordinated notes for the new subordinated notes will be exempt from the registration requirements of the Securities Act. The exchange offer is being made pursuant to an Offer to

Exchange and the related Letter of Transmittal, copies of which may be obtained without charge from the information agent for the exchange offer, Global Bondholder Services Corporation, who may be reached toll-free at (866) 857-2200 or banks, brokers and foreign holders can call collect at (212) 430-3774. The exchange offer is subject to the satisfaction of certain conditions. Holders of subordinated notes are urged to read the Offer to Exchange and the related Letter of Transmittal because they include important information.

The Company retained J.P. Morgan Securities Inc. (“J.P. Morgan”) as its exclusive financial advisor in connection with the exchange offer. The Company is paying J.P. Morgan customary fees for its services and has agreed to indemnify it for certain liabilities. J.P. Morgan’s compensation is in no way contingent on the results or the success of the exchange offer. J.P. Morgan has not been retained to, and will not, solicit acceptances of the exchange offer or make any recommendations with respect thereto.

Exhibits 5.1 and 23.1 are filed herewith and are incorporated here by reference in connection with the Company’s Registration Statement.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

5.1	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Callister Nebeker & McCullough (included in Exhibit 5.1).

99.1	Equity Distribution Agreement, dated June 1, 2009 between Zions Bancorporation and Goldman, Sachs & Co.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (333-158319)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: June 1, 2009	By:	/s/ Thomas E. Laursen
Thomas E. Laursen Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Callister Nebeker & McCullough (included in Exhibit 5.1).

99.1	Equity Distribution Agreement, dated June 1, 2009 between Zions Bancorporation and Goldman, Sachs & Co.

99.2	Information relating to Item 14 of the Registration Statement (333-158319)